Exhibit 10.5.5

                    FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of January 5, 2004, is by and between InteliData Technologies Corporation, a Delaware corporation and Alfred S. Dominick, Jr. ("Executive") and amends the Employment Agreement dated April 5, 1999, and previously amended on April 5, 2002, January 14, 2003 and April 2, 2003 between InteliData and the Executive as follows:

     1. Section 2 of the Employment Agreement shall be replaced in its entirety by the following:

          "2. Term. The period of employment shall be from April 5, 1999 through April 5, 2005, unless sooner terminated as herein set forth."

     IN WITNESS WHEREOF, the parties have executed this FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT as of the fifth day of January 2004.

                                InteliData Technologies Corporation



                                By:  /s/ Patrick F. Graham
                                   --------------------------------------------
                                    Patrick F. Graham
                                    Chairman, Compensation Committee of
                                    the Board of Directors

                                    /s/ Alfred S. Dominick, Jr.
                                   --------------------------------------------
                                    Alfred S. Dominick, Jr.